SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Agreement") is made and entered into as of the 24th day of October, 1996, by THREE-FIVE SYSTEMS, INC., a Delaware corporation (hereinafter called "Debtor"), whose chief executive office is located at 1600 North Desert Drive, Tempe, Arizona 85281-1212, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, and its successors and assigns (hereinafter called "Secured Party"), whose address is Post Office Box 29742, Phoenix, Arizona 85038-9742.

1.       SECURITY INTEREST

         Debtor hereby grants to Secured Party a security interest (hereinafter called the "Security Interest") in all of Debtor's right, title and interest in and to the personal property (the "Collateral") described on Schedule A attached hereto and by this reference incorporated herein.

2.       OBLIGATION SECURED

         The Security Interest shall secure, in such order of priority as Secured Party may elect:

                  (a) Payment of the sum of $5,000,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note dated of even date herewith, made by Debtor, payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Note");

                  (b) Payment, performance and observance by Debtor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof; and

                  (c) Payment, performance and observance by Debtor of each covenant, condition, provision and agreement contained in that Loan Agreement dated July 11, 1994, by and between Debtor and Secured Party as successor-in-interest to First Interstate Bank of Arizona, N.A. (as amended from time to time, hereinafter called the "Loan Agreement") and in any other document or instrument related to the indebtedness described in subparagraph (a) above (the "Term Loan") and of all monies expended or advanced by Secured Party pursuant to the terms thereof with respect to the Term Loan only, and not with respect to the RLC (as defined in the Loan Agreement), or to preserve any right of Secured Party thereunder.

All  of  the  indebtedness  and  obligations   secured  by  this  Agreement  are
hereinafter collectively called the "Obligation."

3.       USE; LOCATION; MANILA EQUIPMENT

         3.1 The Collateral is or will be used or produced primarily for business purposes.
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         3.2 The  Collateral  will be kept at Debtor's  address set forth at the beginning of this Agreement; provided that, notwithstanding anything herein to the contrary, Collateral ("Manila Equipment") may be removed from the State of Arizona without the consent of the Secured Party only to the extent it is designated by Debtor in the ordinary course of business to be sent to Debtor's facility in Manila, P.I. ("Manila Facility"). Upon the shipment of any such Manila Equipment to the Manila Facility and its departure from the State of Arizona, the Security Interest of the Secured Party shall be automatically released from such Manila Equipment.

         3.3 Debtor's records concerning the Collateral will be kept at Debtor's address set forth at the beginning of this Agreement.

4.       REPRESENTATIONS AND WARRANTIES OF DEBTOR

         Debtor hereby represents and warrants that:

         4.1 Debtor (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) is qualified to do business and is in good standing under the laws of the state in which the Collateral is located and in each state in which it is doing business; (iii) has full power and authority to own its properties and assets and to carry on its businesses as now conducted; and (iv) is fully authorized and permitted to execute and deliver this Agreement and to enter into any transactions evidenced by any portion of the Collateral. The execution, delivery and performance by Debtor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which Debtor is a party or is obligated. Debtor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

         4.2 Subject to Section 7.2 of the Loan Agreement, Debtor is the owner of the Collateral free of all security interests or other encumbrances except the Security Interest and no financing statement covering the Collateral is filed or recorded in any public office.

         4.3 The Collateral is, and is intended to be, used, produced or acquired by Debtor for use primarily for business purposes. The address of Debtor set forth at the beginning of this Agreement is the chief executive office of Debtor. If a portion of the Collateral is or will become a fixture, it will be affixed to the real property as described above.

5.       COVENANTS OF DEBTOR

         5.1 Except as permitted in Paragraph 3.2 hereof with respect to the Manila Equipment, Debtor shall not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein (except as permitted herein) without obtaining the prior written consent of Secured Party and, subject to Section 7.2 of the Loan Agreement, shall keep the Collateral free of all security interests or other encumbrances except the Security Interest; provided however that Debtor may sell, transfer, assign or otherwise dispose of any Collateral ("Disposed Collateral") or any interest thereon without obtaining the prior written consent of Secured Party so long as (i) Debtor is doing so in the ordinary course of business, (ii) the book value of any such Disposed Collateral does not exceed $5,000.00, and (iii) the aggregate book value of all such Disposed Collateral does not exceed $100,000.00 in any fiscal year. Although proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Secured Party consents to any sale of the Collateral.
                                       2
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         5.2 Debtor shall keep and maintain the Collateral in good condition and repair and shall not use the Collateral in violation of any provision of this Agreement or any applicable statute, ordinance or regulation or any policy of insurance insuring the Collateral.

         5.3 Debtor shall provide and maintain insurance insuring the Collateral against risks, with coverage and in form and amount satisfactory to Secured Party. At Secured Party's request, Debtor shall deliver to Secured Party the original policies of insurance containing endorsements naming Secured Party as a loss payee.

         5.4 Subject to Section 7.2 of the Loan Agreement, Debtor shall pay when due all taxes, assessments and other charges which may be levied or assessed against the Collateral.

         5.5 Debtor shall prevent any portion of the Collateral that is not a fixture from being or becoming a fixture and shall prevent any portion of the Collateral from being or becoming an accession to other goods that are not part of the Collateral.

         5.6 Debtor shall give Secured Party immediate written notice of any change in the location of: (i) Debtor's chief executive office; (ii) except as permitted in Paragraph 3.2 hereof with respect to the Manila Equipment, the Collateral or any part thereof; or (iii) Debtor's records concerning the Collateral.

         5.7 After reasonable notice by Secured Party to Debtor, Secured Party or its agents may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located. Debtor shall keep records concerning the Collateral in accordance with generally accepted accounting principles and, if requested in writing by Secured Party, shall mark its records and the Collateral to indicate the Security Interest. Secured Party shall have free and complete access to Debtor's records and shall have the right to make extracts therefrom or copies thereof. Upon request of Secured Party from time to time, Debtor shall submit up-to-date schedules of the items comprising the Collateral in such detail as Secured Party may require.

         5.8 Debtor, at its reasonable cost and expense, shall protect and defend this Agreement, all of the rights of Secured Party hereunder, and the Collateral against all claims and demands of other parties. Debtor shall pay all claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtor shall promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

         5.9 Subject to Section 7.2 of the Loan Agreement, the Security Interest, at all times, shall be perfected and shall be prior to any other interests in the Collateral. Debtor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents requested by Secured Party to establish, maintain and continue the perfected Security Interest. Debtor, on demand, shall promptly pay all reasonable costs and expenses of filing and recording, including the costs of any searches, deemed reasonably necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

         5.10 If Debtor shall fail, subject to Section 7.2 of the Loan Agreement, to pay any taxes, assessments, expenses or charges, to keep all of the Collateral free from other security interests, encumbrances or claims, to keep the Collateral in good condition and repair, to procure and maintain insurance thereon, or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform; after reasonable notice by Secured Party to Debtor, Secured Party is hereby authorized to enter upon any property in the possession or control of Debtor for such purposes.

         5.11 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by the Security Interest, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtor to Secured Party immediately without demand.

6.       COLLATERAL IN THE POSSESSION OF SECURED PARTY

         6.1 Secured Party shall use such reasonable care in handling, preserving and protecting the Collateral in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative proof of a lack of due care; the lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

7.       EVENTS OF DEFAULT; REMEDIES

         7.1 The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

                  (a) Any failure or neglect to perform or observe any of the terms, provisions, or covenants of this Agreement, and such failure or neglect either (i) cannot be remedied, (ii) can be remedied within fifteen (15) days by prompt and diligent action, but it continues unremedied for a period of fifteen (15) days after notice thereof to Debtor, or (iii) can be remedied, although not within fifteen (15) days even by prompt and diligent action, but such remedy is not commenced within fifteen (15) days after notice thereof to Debtor or is not diligently prosecuted to completion within a total of forty-five (45) days from the date of such notice.

                  (b) Any warranty, representation or statement contained in this Agreement that shall be or shall prove to have been false when made or furnished.

                  (c) Any levy or execution upon, or judicial seizure of, any portion of the Collateral or any other collateral or security for the Obligation.

                  (d) Any attachment or garnishment of, or the existence or filing of any lien or encumbrance against, any portion of the Collateral or any other collateral or security for the Obligation that is not removed and released within fifteen (15) days after its creation.

                  (e) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of the Collateral or any other collateral or security for the Obligation, that is not dismissed within sixty (60) days after its institution.

                  (f) The abandonment by Debtor of all or any part of the Collateral.

                  (g) The loss, theft or destruction of, or any substantial damage to, any portion of the Collateral or any other collateral or security for the Obligation, that is not adequately covered by insurance.

                  (h) The occurrence of any event of default under the Loan Agreement.

         7.2 Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

                  (a)  Declare  all  or  any  part  of  the   Obligation  to  be
         immediately due and payable, and the same, with all reasonable costs and charges, shall be collectible thereupon by action at law.

                  (b) Without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Debtor. Debtor, upon demand by Secured Party, shall assemble the Collateral and deliver it to Secured Party or to a place designated by Secured Party that is reasonably convenient to both parties.

                  (c) Pursue any legal or equitable remedy available to collect the Obligation, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it.

                  (d) Upon obtaining possession of the Collateral or any part thereof, after notice to Debtor as provided in Paragraph 7.4 herein, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all reasonable expenses of Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of the Obligation, and any surplus thereafter remaining shall be paid to Debtor or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Obligation, Debtor, upon demand, shall promptly pay the amount of such deficiency to Secured Party.

         7.3 Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

         7.4 Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Debtor at least ten (10) days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

         7.5 Debtor shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all deeds of trust and other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

         7.6 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

8.       MISCELLANEOUS PROVISIONS

         8.1 The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         8.2 Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or
(iv) release any part of the Collateral from the Security Interest.

         8.3 Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling;
(iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

         8.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the laws of the State of Arizona. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

         8.5 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Debtor and a duly authorized officer of Secured Party.

         8.6 This is a continuing Agreement which shall remain in full force and effect until actual receipt by Secured Party of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation with respect to the Term Loan incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Secured Party before the receipt of such notice with respect to the Term Loan, shall have been paid and performed in full. Once the Term Loan has been fully paid, Secured Party agrees to terminate this Security Agreement and release its Security Interest with respect to the Collateral.

         8.7 No setoff or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Obligation.

         8.8 Time is of the essence hereof. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         8.9 All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Agreement or such other address as that party, from time to time, may specify by notice to the other parties.

         8.10 A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        THREE-FIVE SYSTEMS, INC., a Delaware
                                        corporation



                                        By:____________________________________
                                        Name:__________________________________
                                        Its:___________________________________

                                                                         DEBTOR

                                  SCHEDULE "A"

                                   COLLATERAL
                                   ----------


         (a) All equipment now owned or hereafter acquired, including all furniture, fixtures, furnishings, vehicles (whether titled or non-titled), machinery, materials and supplies, wherever located in the State of Arizona, together with all parts, accessories, attachments, additions thereto or replacements therefor;

         (b) Together with (i) all policies or certificates of insurance covering any of the foregoing property, and all awards, loss payments, proceeds and premium refunds that may become payable with respect to such policies; and
(ii) all proceeds of any of the foregoing property, whether due or to become due from any sale, exchange or other disposition thereof, whether cash or non-cash in nature, and whether represented by checks, drafts, notes or other instruments for the payment of money, including, without limitation, all property, whether cash or non-cash in nature, derived from tort, contractual or other claims arising in connection with any of the foregoing property.